July 18, 1997
                      DREYFUS GROWTH AND INCOME FUND, INC.
                          SUPPLEMENT TO PROSPECTUS
                             DATED MARCH 1, 1997
        EFFECTIVE JULY 18, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Fund's primary portfolio manager is Douglas D. Ramos. He has held that position and has been employed by The Dreyfus Corporation, since July 1997. Prior to joining The Dreyfus Corporation, Mr. Ramos was employed by Loomis, Sayles & Company, L.P., most recently serving as a Senior Partner and Investment Counselor.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
                                                                    010s071897